TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 1

dated October 3, 2016

to the Statutory Prospectus dated May 1, 2016

Global name change

Effective immediately, all references in the Prospectus to “Teachers Advisors, Inc.” are hereby changed to “Teachers Advisors, LLC.”

A15637 (10/16)

TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 4

dated October 3, 2016

to the Statement of Additional Information (“SAI”)

dated May 1, 2016, as supplemented through August 1, 2016

Effective immediately, all references in the SAI to “Teachers Advisors, Inc.” are hereby changed to “Teachers Advisors, LLC.”

In addition, effective immediately, the following sentence hereby replaces in their entirety the first two sentences in the second paragraph in the section entitled “Advisors and TIAA” on page 24 of the SAI:

TIAA holds all of the shares of TIAA Global Asset Management, LLC (“TGAM”), which, in turn, holds (1) all of the shares of TIAA Asset Management Finance Company, LLC, which holds all of the shares of Advisors, and (2) all of the shares of TIAA-CREF Asset Management LLC, which holds all of the shares of TCIIS, the principal underwriter for the interests in the variable annuity contracts funded through the separate account, and TIAA-CREF Investment Management, LLC (“Investment Management”).

A15638 (10/16)